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                                                                    Exhibit 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 11, 1996, included in Aureal Semiconductor Inc.'s Form 10-K for the year ended December 31, 1995, and to all references to our firm included in this registration statement.


                                            /s/ Arthur Andersen LLP

                                            ARTHUR ANDERSEN LLP


San Jose, California
July 30, 1996